Deferred Revenue (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current:
Advance from customers	$ 6,179	$ 5,028
Incentive offered to customers	790	1,727
Deferred revenue for SI service contracts with remaining PCS period within one year	504	990
Deferred revenue-current	7,473	7,745
Non-current:
Deferred revenue for SI service contractswith remaining PCS period greater than one year	255	401
Total	$ 7,728	$ 8,146